Exhibit 99.1

FOR IMMEDIATE RELEASE

Media	Investors
Stephen Hagey	Christopher Oltmann
(805) 530-5817	(818) 264-4907

PennyMac Financial Services, Inc. Announces

Pricing of Second Term Note Issuance Secured by Ginnie Mae MSRs and ESS

Westlake Village, CA, August 08,  2017 –  PennyMac Financial Services, Inc. (NYSE: PFSI) (the “Company”) today announced the pricing of its second private offering of secured term notes in an aggregate principal amount of $500 million to be issued by the Company’s indirect controlled subsidiary, PNMAC GMSR ISSUER TRUST (the “Trust”). The secured term notes will be offered only to qualified institutional buyers, as defined in the Securities Act of 1933, as amended (the “Securities Act”), pursuant to Rule 144A under the Securities Act. The offering is expected to close on August 10, 2017, subject to customary closing conditions.

“PennyMac's Ginnie Mae financing structure provides us with the ability to issue additional term notes as our Ginnie Mae MSR asset grows,”  said Executive Chairman Stanford L. Kurland.  “This represents a paradigm shift in our access to capital that significantly enhances our growth potential and our ability to meet the needs of an evolving mortgage market.”

“We are very pleased with the market reception to our second term note offering,” said President and Chief Executive Officer David A. Spector. “Strong investor participation in the transaction allowed us to lower our borrowing costs in this second term note issuance and obtain five year term financing, which more closely aligns with the expected life of the underlying asset.  We believe that the success of this transaction reflects our strong performance and leadership position within the U.S. mortgage market.”

The secured term notes mature on August 25,  2022 and are collateralized by Ginnie Mae mortgage servicing rights (MSRs) and excess servicing spread (ESS) evidenced by participation certificates, which are sold to the Trust by one of the Company’s subsidiaries, PennyMac Loan Services, LLC (“PLS”), under a master repurchase agreement.  The secured term notes will bear interest at a rate of one month LIBOR plus 4.00 percent per annum and the maturity date can be extended though a one year step-up provision at the Company’s discretion. The secured term notes will be issued by the Trust pursuant to the terms of an amended and restated base indenture,  which is further described in the Company’s Current Report on Form 8-K filed February 23, 2017, and the terms of a supplemental indenture to be executed in connection with the proposed offering, and will rank pari passu with the term notes due February 25, 2020. PLS’ obligations to the Trust under the master repurchase agreement will be guaranteed by the Company’s direct controlled subsidiary, Private National Mortgage Acceptance Company, LLC.

For more information, please refer to the investor presentation available at www.ir.pennymacfinancial.com.

The secured term notes have not been and are not expected to be registered under the Securities Act or any state securities laws and, unless so registered, may not be offered or sold in the United States or to U.S. persons absent an applicable exemption from the registration requirements of the Securities Act and applicable state securities laws.

This press release does not constitute an offer to sell or the solicitation of an offer to buy any security and shall not constitute an offer, solicitation or sale of any security in any jurisdiction in which such offering, solicitation or sale would be unlawful.

PennyMac Financial Services, Inc. is a specialty financial services firm with a comprehensive mortgage platform and integrated business focused on the production and servicing of U.S. mortgage loans and the management of investments related to the U.S. mortgage market. PennyMac Financial Services, Inc. trades on the New York Stock Exchange under the symbol “PFSI.” Additional information about PennyMac Financial Services, Inc. is available at www.ir.pennymacfinancial.com

Forward Looking Statements

This press release contains forward-looking statements within the meaning of Section 21E of the Securities Exchange Act of 1934, as amended, regarding management’s beliefs, estimates, projections and assumptions with respect to, among other things, the Company’s financial results, future operations, business plans and investment strategies, as well as industry and market conditions, all of which are subject to change.  Words like “believe,” “expect,” “anticipate,” “promise,” “plan,” and other expressions or words of similar meanings, as well as future or conditional verbs such as “will,” “would,” “should,” “could,” or “may” are generally intended to identify forward-looking statements.  Actual results and operations for any future period may vary materially from those projected herein and from past results discussed herein.  Factors which could cause actual results to differ materially from historical results or those anticipated include, but are not limited to: the continually changing federal, state and local laws and regulations applicable to the highly regulated industry in which we operate; lawsuits or governmental actions that may result from any noncompliance with the laws and regulations applicable to our businesses; the mortgage lending and servicing-related regulations promulgated by the Consumer Financial Protection Bureau  and its enforcement of these regulations; our dependence on U.S. government‑sponsored entities and changes in their current roles or their guarantees or guidelines; changes to government mortgage modification programs; the licensing and operational requirements of states and other jurisdictions applicable to the Company’s businesses, to which our bank competitors are not subject; foreclosure delays and changes in foreclosure practices; certain banking regulations that may limit our business activities; our dependence on the multifamily and commercial real estate sectors for future originations of commercial mortgage loans and other commercial real estate related loans; changes in macroeconomic and U.S. real estate market conditions; difficulties inherent in growing loan production volume; difficulties inherent in adjusting the size of our operations to reflect changes in business levels; purchase opportunities for mortgage servicing rights  and our success in winning bids; changes in prevailing interest rates; increases in loan delinquencies and defaults; our reliance on PennyMac Mortgage Investment Trust (NYSE: PMT)  as a significant source of financing for, and revenue related to, our mortgage banking business; any required additional capital and liquidity to support business growth that may not be available on acceptable terms, if at all; our obligation to indemnify third‑party purchasers or repurchase loans if loans that we originate, acquire, service or assist in the fulfillment of, fail to meet certain criteria or characteristics or under other circumstances; our obligation to indemnify PMT and the Investment Funds if its services fail to meet certain criteria or characteristics or under other circumstances; decreases in the returns on the assets that we select and manage for our clients, and our resulting management and incentive fees;  the extensive amount of regulation applicable to our investment management segment;  conflicts of interest in allocating our services and investment opportunities among us and our advised entities;  the effect of public opinion on our reputation;  our recent growth;  our ability to effectively identify, manage, monitor and mitigate financial risks;  our initiation of new business activities or expansion of existing business activities;  our ability to detect misconduct and fraud; and  our ability to mitigate cybersecurity risks and cyber incidents. You should not place undue reliance on any forward-looking statement and should consider all of the uncertainties and risks described above, as well as those more fully discussed in reports and other documents filed by the Company with the Securities and Exchange Commission from time to time.  The Company undertakes no obligation to publicly update or revise any forward-looking statements or any other information contained herein, and the statements made in this press release are current as of the date of this release only.

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